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                                                                      EXHIBIT 99

                                STATE OF NEW YORK
                              INSURANCE DEPARTMENT
                                160 WEST BROADWAY
                            NEW YORK, NEW YORK 10013


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In the Matter of                        :
                                        :
FIRST CENTRAL INSURANCE                 :            STIPULATION
COMPANY,                                :
                                        :
                         Respondent.    :
                                        :
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                  WHEREAS, First Central Insurance Company ("FCIC") is a
domestic corporation authorized to transact property and casualty business pursuant to the provisions of the New York Insurance Law (the "Law"); and

                  WHEREAS, Section 1104(c) of the Law provides that the Superintendent of Insurance may suspend the license, restrict the license authority, or limit the amount of premiums written in this state of an insurer where it is determined after a hearing, unless such hearing is waived, that the insurer's surplus to policyholders is not adequate in relation to its outstanding liabilities or financial needs; and

                  WHEREAS, the Insurance Department has determined from the Company's filed December 31, 1996 annual statement that the Company's ratio of loss and loss adjustment expense reserves to surplus to policyholders is 8.4 to 1, in excess of the industry benchmark of 2:1; that the Company's surplus to policyholders decreased by $15,817,000 from the previous year-end, said decrease being equal to 60% of the previous year-end surplus to policyholders; that the primary cause of this decrease is a deficiency in the loss and loss adjustment expense reserves, the one year reserve development being 73% of surplus and the two year reserve development being 145% of surplus; the ratio of net premiums written to surplus to 4.4:1, in excess of the NAIC benchmark of 3:1; that the Company's reinsurance recoverables are 227%of surplus; that the Company is experiencing difficulty in collecting balances due from its producers as evidenced by the amount of agents' balances charged off, $3.5 million, and the non-admitted asset reported in the Annual Statement, $3.1 million; that the admitted asset for agents' balances is 42% of surplus to policyholders, in excess of the




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industry average of 20%; and that the Company's capital is below the authorized risk based capital control level; and

                  WHEREAS, the parties desire to enter into a stipulation on the terms and conditions hereinafter set forth in lieu of proceeding with a hearing pursuant to Section 1104(c) of the Law; NOW THEREFORE:

                  IT IS HEREBY STIPULATED AND AGREED by the between FCIC and the Insurance Department, subject to the approval of the Superintendent of Insurance, as follows:

                  1. FCIC waives its right to further notice and a hearing in this matter.
                  2. For purposes of Section 1104(c) of the Law, FCIC does not contest the Department's finding that its surplus to policyholders is not adequate in relation to its outstanding liabilities and financial needs.

                  3. FCIC voluntarily ceased writing new business and agrees that it will not write any new business of any kind in any state.

                  4. FCIC agrees that it will limit the net amount of renewal business it will write to $10 million for the first six months of 1997, which amount includes both voluntary and involuntary business. At the end of the six month period, the Department will reassess the Company's ability to write a like amount during the second half of 1997.

                  5. FCIC agrees that it will not recommence writing new business or increase the amount of renewal business it writes without the prior written approval of the Department.

                  6. FCIC will submit, for the Department's review and approval, a plan of operation within 30 days, which plan shall include provisions for acquiring capital, pursuing the sale of its book of business to another insurance company, possible merger with another insurance company pursuant to
Article 71 of the Insurance Law, and the reduction of its operating expenses. The plan shall contemplate completion within six months of its submission.

                  7. FCIC agrees that it will not grant any increase in compensation or pay any bonuses to any officer, employee or consultant without the prior written approval of the Department or in accordance with any plan to be filed pursuant to paragraph 6 above. This will not preclude the Company from reimbursing any officer, employee or consultant for ordinary and appropriate business expenses. FCIC may continue to pay invoices for reasonable fees and disbursements rendered by outside accountants, actuaries, lawyers and like professionals.




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                  8. FCIC agrees not to advance any funds or pay any fees to its parent corporation or any affiliate, or on their behalf, without the Department's prior written approval.

                  9. FCIC agrees not to sell, assign, transfer, pledge or otherwise dispose of any of its assets, except in the ordinary course of its business and investment activities, without the Department's prior written permission.

                  10. FCIC acknowledges that it has been advised by the Department that, should the Department subsequently determine that its surplus to policyholders is insufficient to meet the minimum required to maintain its license, the Superintendent may apply for an order of rehabilitation of FCIC pursuant to Article 74 of the Law.

Dated:   New York, N.Y.                     NEW YORK STATE INSURANCE DEPARTMENT
         July 9, 1997

                                            By:  /s/ Jeffrey A. Stonehill
                                                 ------------------------------
                                                 Name:  Jeffrey A. Stonehill
                                                 Title: Senior Attorney


                                            FIRST CENTRAL INSURANCE COMPANY

                                            By:  /s/ Andrew W. Attivissimo
                                                 ------------------------------
                                                 Name:  Andrew W. Attivissimo
                                                 Title: President and CEO




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STATE OF NEW YORK                   )
                                    ): ss
COUNTY OF NASSAU                    )

           On the 7th day of July, 1997 before me personally came, Andrew W. Attivissimo to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________; that he is the President of
First Central Insurance Company, the corporation described in and which executed the foregoing instrument; that he/she knows the corporate seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; and that it was so affixed by order of the Board of Directors of the said corporation, and that he/she signed his/her name thereto by like order.

                                                     /s/  Harvey Mass
                                                     -------------------------
                                                     Notary Public

REVIEWED:

/s/  Alan Rachlin
--------------------------
Alan Rachlin
Principal Attorney

The foregoing Stipulation is hereby approved.

Dated:   New York, NY                          NEIL D. LEVIN
         July 10, 1997                         Superintendent of Insurance

                                               By: /s/ Paul F. Altruda
                                               ------------------------------
                                               Paul F. Altruda
                                               Assistant Deputy Superintendent
                                               & Counsel